Product net sales (Tables)	12 Months Ended
Dec. 31, 2023
Product net sales.
Product net sales

	Year Ended
	December 31,
(in thousands of $)	2023	2022	2021
Product gross sales	$1,342,148	446,923	-
Gross to net adjustment	(151,365)	(46,203)	-
Product net sales	$1,190,783	400,720	-